Exhibit 5

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Amendment No. 1 to the Statement on Schedule 13D, and any subsequent amendments thereto, to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 13th day of June, 2014.

/s/ Alwyn Michael Parfitt
Alwyn Michael Parfitt, M.D.

/s/ Barnett Pitzele
Barnett Pitzele

/s/ Bart Henderson
Bart Henderson

/s/ Benjamin C. Lane
Benjamin C. Lane

/s/ Benita S. Katzenellenbogen
Benita S. Katzenellenbogen, PhD

BOARD OF TRUSTEES OF THE UNIVERSITY OF ARKANSAS

By:	/s/ Ann Kemp
Name:	Ann Kemp
Title:	Vice President for Administration University of Arkansas System

The Breining Family Trust Dated August 15, 2003

By:	/s/ Clifford Breining
Name:	Clifford Breining
Title:	Trustee

Signature Page to Joint Filing Agreement

The Cecil Richard Lyttle 2012 Grantor Retained Annuity Trust

By:	/s/ Cecil Richard Lyttle
Name:	Cecil Richard Lyttle
Title:	Co-Trustee

By:	/s/ Linda J Lyttle
Name:	Linda J. Lyttle
Title:	Co-Trustee

/s/ Chris Glass
Chris Glass

/s/ Christopher Miller
Christopher Miller

The David E. Thompson Revocable Trust

By:	/s/ David E. Thompson
Name:	David E. Thompson
Title:	Trustee

/s/ Dotty McIntyre
Dotty McIntyre

Signature Page to Joint Filing Agreement

/s/ Dennis A. Carson
Dr. Dennis A. Carson

/s/ H. Watt Gregory III
H. Watt Gregory III

H2 ENTERPRISES, LLC

By:	/s/ H. Watt Gregory III
Name:	H. Watt Gregory III
Title:	Managing Member

Hostetler Family Trust UTD 3/18/92

By:	/s/ Karl Y. Hostetler
Name:	Karl Y. Hostetler
Title:	Co-Trustee

By:	/s/ Margaretha Hostetler
Name:	Margaretha Hostetler
Title:	Co-Trustee

/s/ John A. Katzenellenbogen
John A. Katzenellenbogen, PhD.

John A. Katzenellenbogen Trust
Under Agreement Dated August 2, 1999

By:	/s/ John A. Katzenellenbogen
Name:	John A. Katzenellenbogen
Title:	Trustee

Signature Page to Joint Filing Agreement

Dr. John Potts, Jr and Susanne K. Potts
Irrevocable Trust for Stephen K. Potts
dated 6-15-05

By:	/s/ John Potts, Jr.
Name:	Dr. John Potts, Jr.
Title:	Trustee

By:	/s/ Susanne K. Potts
Name:	Susanne K. Potts
Title:	Trustee

/s/ John Thomas Potts
John Thomas Potts, M.D.

/s/ Jonathan Guerriero
Jonathan Guerriero

Jonnie K. Westbrook Revocable Trust, Dated March 17, 2000

By:	/s/ Jonnie K. Westbrook
Name:	Jonnie K. Westbrook
Title:	Trustee

/s/ Julie Glowacki
Julie Glowacki

/s/ Kathy Welch
Kathy Welch

Signature Page to Joint Filing Agreement

/s/ Kelly Colbourn
Kelly Colbourn

/s/ E. Kelly Sullivan
E. Kelly Sullivan

The Kent C. Westbrook Revocable Trust,
Dated March 17, 2000

By:	/s/ Kent C. Westbrook
Name:	Kent C. Westbrook
Title:	Trustee

/s/ Louis O’Dea
Louis O’Dea

/s/ Maria Grunwald
Maria Grunwald

/s/ Maysoun Shomali
Maysoun Shomali

/s/ Michael Rosenblatt
Michael Rosenblatt, M.D.

Signature Page to Joint Filing Agreement

/s/ Brian Nicholas Harvey
Brian Nicholas Harvey

O’Brien Living Trust

By:	/s/ Charles O’Brien
Name:	Charles O’Brien
Title:	Trustee

/s/ Patricia E. Rosenblatt
Patricia E. Rosenblatt

/s/ Raymond F. Schinazi
Dr. Raymond F. Schinazi

/s/ Cecil Richard Lyttle
Cecil Richard Lyttle

/s/ Robert L. Jilka
Robert L. Jilka, PhD.

/s/ Robert S. Weinstein
Robert S. Weinstein, M.D.

Signature Page to Joint Filing Agreement

Ruff Trust dated 1-1-02

By:	/s/ F. Bronson Van Wyck
Name:	F. Bronson Van Wyck
Title:	Trustee

/s/ Samuel Ho
Samuel Ho

/s/ Socrates E. Papapoulos
Socrates E. Papapoulos, M.D.

/s/ Stavros C. Manolagas
Stavros C. Manolagas

/s/ Stavroula Kousteni
Stavroula Kousteni, PhD.

/s/ Teresita M. Bellido
Teresita M. Bellido, PhD.

Signature Page to Joint Filing Agreement

The Richman Trust Dated 2/6/83

By:	/s/ Douglas D. Richman
Name:	Douglas D. Richman
Title:	Co-TTEE

By:	/s/ Eva A. Richman
Name:	Eva A. Richman
Title:	Co-TTEE

/s/ Thomas E. Sparks
Thomas E. Sparks

/s/ Tonya D. Smith
Tonya D. Smith

C.C. Consulting A/S

By:	/s/ Claus Christiansen
Name: Claus Christiansen
Title: CEO

/s/ Claus Christiansen, M.D.
Claus Christiansen, M.D.

/s/ Bente Riis Christiansen
Bente Riis Christiansen

Signature Page to Joint Filing Agreement